SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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ISTA PHARMACEUTICALS, INC.

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ISTA PHARMACEUTICALS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 20, 2004

TO OUR STOCKHOLDERS:

You are cordially invited to the Annual Meeting of Stockholders of ISTA PHARMACEUTICALS, INC., a Delaware corporation. The meeting will be held on Wednesday, October 20, 2004 at 2:00 p.m. local time, at ISTA’s headquarters located at 15279 Alton Parkway, Suite 100, Irvine, California 92618 for the following purposes (as more fully described in the Proxy Statement accompanying this Notice):

1. To elect three Class I directors to serve for a term of three years expiring upon the 2007 Annual Meeting of Stockholders or until his or her successor is elected.

2. To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2004.

3. To approve, ratify and adopt the 2004 Performance Incentive Plan, under which up to 2,053,107 shares of common stock are authorized for issuance pursuant to stock options, restricted stock awards, performance shares, performance units and stock appreciation rights.

4. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Our Board of Directors recommends that you vote in favor of the foregoing items of business, which are more fully described in the Proxy Statement accompanying this notice.

Only our stockholders of record at the close of business on September 13, 2004 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a Proxy.

FOR THE BOARD OF DIRECTORS

Vicente Anido, Jr., Ph.D.
Chief Executive Officer, President and Board Member

Irvine, California

September 15, 2004

YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

ISTA PHARMACEUTICALS, INC.

PROXY STATEMENT FOR THE 2004

ANNUAL MEETING OF STOCKHOLDERS

OCTOBER 20, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of the Board of Directors of ISTA Pharmaceuticals, Inc. (“ISTA”), for use at the Annual Meeting of Stockholders to be held Wednesday, October 20, 2004 at 2:00 p.m. local time, or at any postponement or adjournment thereof (the “Annual Meeting”), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at our headquarters located at 15279 Alton Parkway, Suite 100, Irvine, California 92618. The telephone number at that location is (949) 788-6000.

These proxy solicitation materials and the Annual Report to Stockholders for the year ended December 31, 2003, including financial statements, were first mailed on or about September 20, 2004 to all stockholders entitled to vote at the meeting.

Record Date and Principal Share Ownership

Holders of shares of our common stock of record at the close of business on September 13, 2004 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. The shares of our common stock are our only class of voting securities. As of the Record Date, approximately 19,292,799 shares of our common stock were issued and outstanding and held of record by approximately 226 stockholders.

Revocability of Proxies

Stockholders who execute proxies retain the right to revoke them at any time before they are voted. Any proxy given by a stockholder may be revoked or superseded by executing a later dated proxy, by giving notice of revocation to Secretary, ISTA Pharmaceuticals, Inc., 15279 Alton Parkway, Suite 100, Irvine, California 92618 in writing prior to or at the meeting or by attending the meeting and voting in person.

Stockholders Sharing the Same Last Name and Address

In accordance with notices we sent to certain stockholders, we are sending only one copy of our annual report and proxy statement to stockholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

If you received a householded mailing this year and you would like to have additional copies of our annual report and/or proxy statement mailed to you or you would like to opt out of this practice for future mailings, please submit your request to Secretary, ISTA Pharmaceuticals, Inc., 15279 Alton Parkway, Suite 100, Irvine, California 92618.

Voting and Solicitation

Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors.

The cost of soliciting proxies will be borne by us. We expect to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers, and regular employees, without additional compensation, personally or by telephone or facsimile.

Quorum; Abstentions; Broker Non-votes

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the “Inspector”) appointed for the meeting who will determine whether or not a quorum is present.

The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of our common stock issued and outstanding on the Record Date. Shares that are voted “FOR,” “AGAINST” or “WITHHELD FROM” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter.

Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker does not receive voting instructions from the beneficial owner, and (2) the broker lacks discretionary authority to vote the shares. Banks and brokers cannot vote on their clients’ behalf on “non-routine” proposals, such as the adoption of our 2004 Performance Incentive Plan.

Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. Accordingly, abstentions will have the same effect as a vote against the proposal. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. Thus, a broker non-vote will not affect the outcome of the voting on a proposal. Abstentions or broker non-votes or other failures to vote will have no effect in the election of directors, who will be elected by a plurality of the affirmative votes cast.

Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the Class I director, for the confirmation of the appointment of the designated independent auditors, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the items not marked.

Other Business; Stockholder Proposals

We do not intend to present any other business for action at the Annual Meeting and do not know of any other business to be presented by others.

Pursuant to our bylaws, in order for business to be properly brought by a stockholder before an annual meeting, our Secretary must receive, at our corporate office, written notice of the matter not less than 120 days prior to the first anniversary of the date our proxy statement was released to stockholders in connection with the preceding year’s annual meeting. We did not receive any such notices from our stockholders for matters to be considered at the Annual Meeting. Any stockholder desiring to submit a proposal for action at our 2005 annual meeting of stockholders and presentation in our proxy statement for such meeting should deliver the proposal to our Secretary at our corporate office no later than May 23, 2005 in order to be considered for inclusion in our proxy statement relating to that meeting.

Under Rule 14a-4 promulgated under the Securities and Exchange Act of 1934, as amended, if a proponent of a proposal fails to notify us at least 45 days prior to the current year’s anniversary of the date of mailing of the prior year’s proxy statement, then we will be allowed to use our discretionary voting authority under proxies solicited by us when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. We were not notified of any stockholder proposals to be addressed at our Annual Meeting, and will therefore be allowed to use our discretionary voting authority if any stockholder proposals are raised at the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of September 13, 2004, by (i) each person or entity who is known by us to own beneficially more than 5% of the outstanding shares of common stock, (ii) each of our directors, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all of our directors and executive officers as a group.

Name of Beneficial Owner	Number of shares outstanding	Number of shares underlying options	Approximate Percent Owned(1)
DIRECTORS AND NAMED EXECUTIVE OFFICERS
Vicente Anido, Jr., Ph.D.	0	360,366	*
Rolf Classon	0	0	*
William S. Craig, Ph.D.	0	52,205	*
Marvin J. Garrett	0	105,873	*
Lisa R. Grillone, Ph.D.	0	102,881	*
Peter Barton Hutt	0	27,084	*
Kathleen D. LaPorte (3)	5,163,155	27,084	25.9%
Benjamin F. McGraw III, Pharm.D.	0	32,823	*
Dean J. Mitchell	0	0	*
Thomas A. Mitro	0	97,352	*
Liza Page Nelson (2)	3,952,630	27,084	20.0%
Wayne I. Roe	0	35,786	*
Lauren P. Silvernail		73,998
Richard C. Williams	0	27,084	*
All executive officers and directors as a group (14 persons)	9,115,785	969,620	51.1%
5% STOCKHOLDERS
Investor Growth Capital Limited	2,766,841	0	14.1%
Investor Group LP	1,185,789	0	6.1%
Sprout Capital IX LP	4,897,342	0	24.6%
Sanderling Venture Partners (4)	1,654,247	0	8.5%

*	Less than 1%
(1)	This table is based upon information supplied by officers and directors, and with respect to principal stockholders, Schedules 13D and 13G filed with the SEC. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Applicable percentage ownership is based on 19,292,799 shares of common stock as of September 13, 2004. Shares of common stock subject to options and warrants currently exercisable, or exercisable within 60 days of the September 13, 2004, are deemed outstanding for computing the percentage of any other person. Except as otherwise noted, we believe that each of the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws.
(2)	Consists of 2,766,841 shares (including 372,105 shares issuable upon exercise of warrants) of Investor Growth Capital Limited and 1,185,789 shares (including 159,474 shares issuable upon exercise of warrants) of Investor Group L.P. Ms. Nelson is a Managing Director and Co-Head of Healthcare Investing Activities for Investor Growth Capital, an affiliate of Investor Group, L.P. Ms. Nelson disclaims beneficial ownership except to the extent of her pecuniary interest therein. Ms. Nelson’s business address is c/o Investor Growth Capital, 12 East 49th Street, 27th Floor, New York, New York 10017.
(3)

Consists of 4,897,342 shares (including 653,978 shares issuable upon exercise of warrants) of Sprout Capital IX L.P., 19,298 shares (including 2,577 shares issuable upon exercise of warrants) of Sprout Entrepreneurs’ Fund L.P. and 246,515 shares (including 32,919 shares issuable upon exercise of warrants) of Sprout IX Plan, L.P. Ms. LaPorte is a General Partner in the Healthcare Technology Group of the Sprout Group, and is a Managing Director of DLJ Capital Corp., which is the Managing General Partner of Sprout

Capital IX, L.P. and the General Partner of Sprout Entrepreneurs’ Fund, L.P. Ms. LaPorte disclaims beneficial ownership except the extent of her pecuniary interest therein. Ms. LaPorte’s business address is c/o The Sprout Group, 3000 Sand Hill Road, Suite 170, Menlo Park, California 94024.

(4)	Consists of 966 shares owned by Sanderling IV Biomedical; 1,595 shares owned by Sanderling IV Limited Partnership; 118,900 shares (including 17,664 shares issuable upon exercise of warrants) owned by Sanderling V Beteiligungs GmbH & Co. KG; 495,973 shares (including 74,153 shares issuable upon exercise of warrants) owned by Sanderling V Biomedical Co-Investment Fund; 133,775 shares (including 20,001 shares issuable upon exercise of warrants) owned by Sanderling V Limited Partnership; 3,604 shares owned by Sanderling Venture Partners IV; 4,098 shares owned by Sanderling Venture Partners IV LP; 776 shares owned by Sanderling Venture; 818,081 shares (including 122,312 shares issuable upon exercise of warrants)owned by Sanderling Venture Partners V Co-Investment Fund; 302 shares owned by Sanderling IV Biomedical Limited LP; 6,098 shares owned by the John T. Parrish & Robert G. McNeil Joint Tenancy Trust; 511 shares owned by the Middleton McNeil Retirement Trust Robert G. McNeil; 65,461 shares (including 12,831 shares issuable upon exercise of warrants) owned by Robert G. McNeil c/o Sanderling Ventures; and 4,107 shares owned by the Middleton McNeil Retirement Trust F/B/O Robert G. McNeil. Dr. McNeil is a Managing Director of Middleton, McNeil & Mills Associates V., LLC, an affiliate of the Sanderling entities. Sanderling Venture Partners business address is 2730 Sand Hill Road, Suite 200, Menlo Park, California 94024.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers and beneficial owners of more than 10% of our common stock to file reports of ownership and reports of changes in the ownership with the Securities and Exchange Commission (SEC). Such persons are required by Securities Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms submitted to us during the year ended December 31, 2003, we believe that all Section 16(a) filing requirements applicable to our officers and directors were complied with, except that Robert G. McNeil filed late one Form 4, Kathleen D. LaPorte filed late one Form 4, Liza Page Nelson filed one late Form 4, Wayne I. Roe filed one late Form 4, Richard C. Williams filed one late Form 4, Benjamin F. McGraw III, Pharm.D. filed one late Form 4 and Peter Barton Hutt filed one late Form 4.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Director and Nominees for Director

Pursuant to our Amended and Restated Certificate of Incorporation and Bylaws, our Board of Directors currently consists of nine persons, divided into three classes serving staggered terms of three years. The Class I directors, Peter Barton Hutt, Benjamin F. McGraw III, Pharm.D. and Liza Page Nelson, are scheduled to serve until the annual meeting of stockholders in 2004. The Class II directors, Vicente Anido, Jr., Ph.D., Kathleen D. LaPorte, and Richard C. Williams, are scheduled to serve until the annual meeting of stockholders in 2005. The Class III directors, Dean J. Mitchell, Rolf Classon and Wayne I. Roe, are scheduled to serve until the annual meeting of stockholders in 2006.

In the event that any person nominated as a Class I director becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unavailable to serve.

The name of the Class I nominees for election to the Board of Directors at the Annual Meeting, age as of the Record Date, and certain information are set forth below. The names of the current Class II and Class III directors with unexpired terms, their ages as of the Record Date, and certain information about them are also stated below.

Name	Age	Principal Occupation	Director Since
Nominees for Class I Directors
Peter Barton Hutt	69	Partner, Covington & Burling	2002
Benjamin F. McGraw III, Pharm.D.	55	President and Chief Executive Officer, Valentis, Inc.	2000	*
Liza Page Nelson	44	Managing Director, Investor Growth Capital	2002

Continuing Class II Directors
Vicente Anido, Jr., Ph.D.	51	President and Chief Executive Officer	2001
Kathleen D. LaPorte	42	General Partner, Sprout Group	2002
Richard C. Williams	60	President, Conner-Thoele Limited	2002

Continuing Class III Directors
Dean J. Mitchell	48	Vice President, Strategy, Bristol-Meyers Squibb	2004
Rolf Classon	59	Retired	2004
Wayne I. Roe	54	Retired	1998	*

*	Dr. McGraw and Mr. Roe resigned as directors of the Company on November 19, 2002 with the closing of its PIPE financing and were reappointed as directors in December 2002.

There are no family relationships among any of our directors or executive officers.

Nominees for Terms Expiring at the Annual Meeting

Peter Barton Hutt has served on our Board of Directors since November 2002. Mr. Hutt is a partner specializing in food and drug law in the Washington, D.C. law firm of Covington & Burling. Mr. Hutt joined Covington & Burling in 1960 and was named partner in 1968, leaving from 1971 to 1975 to serve as Chief Counsel for the Food and Drug Administration and returning to Covington & Burling in September 1975. Mr. Hutt is the co-author of the casebook used to teach Food and Drug Law throughout the country and teaches a full course on the subject annually at Harvard Law School. Mr. Hutt received a B.A. from Yale University and a LL.B. from Harvard University. In addition, Mr. Hutt received a Master of Laws degree in Food and Drug Law from New York University Law School.

Benjamin F. McGraw, III, Pharm.D. has served on our Board of Directors since April 2000, except for the period from November 2002 to December 2002. Dr. McGraw has been President, Chief Executive Officer, and Chairman of the Board of Directors of Valentis, Inc., a biotechnology company, since 1994. Dr. McGraw received a Pharm.D. from the University of Tennessee.

Liza Page Nelson has served on our Board of Directors since November 2002. Ms. Nelson is a Managing Director and Co-Head of Healthcare investing activities for Investor Growth Capital, Inc. Prior to joining Investor Growth Capital in 1998, from 1988 to 1998, Ms. Nelson held a series of positions with increasing responsibility in corporate finance, strategic planning, contracting, marketing, business development and operating management at Pfizer, Inc. Prior to joining Pfizer, Ms. Nelson was with the Boston Consulting Group and E.M. Warburg, Pincus & Co. Ms. Nelson received a B.A. degree in Economics from Wesleyan University and a M.B.A. in Finance and Marketing from the Yale School of Management. Investor Growth Capital Limited has a contractual right to designate a representative to be nominated to our Board of Directors. Ms. Nelson is the designated representative of Investor Growth Capital Limited.

Directors Whose Terms Extend Beyond the Annual Meeting

Class II Directors

Vicente Anido, Jr., Ph.D. has served as our President and Chief Executive Officer and on our Board of Directors since December 2001. From June 2000 to September 2001, Dr. Anido was general partner for Windamere Venture Partners. From 1996 to 1999, Dr. Anido served as President and Chief Executive Officer of CombiChem, Inc., a biotechnology company. From 1993 to 1996, he served as President of the Americas Region of Allergan, Inc., a specialty pharmaceutical company focusing on ophthalmology, dermatology and neuromuscular indications. Dr. Anido is also a director of Apria Healthcare, Inc. Dr. Anido received a Ph.D. in Pharmacy Administration from the University of Missouri.

Kathleen D. LaPorte has served on our Board of Directors since November 2002. Ms. LaPorte is a General Partner in the Healthcare Technology Group of the Sprout Group located in Menlo Park, California. Ms. LaPorte joined the Sprout Group in 1993 and became a General Partner in 1994. Between 1987 and 1993, Ms. LaPorte was a principal at Asset Management Company, a venture capital firm focused on early-stage investments. Previously, Ms. LaPorte was a financial analyst with The First Boston Corporation. Ms. LaPorte received a B.S. from Yale University and a M.B.A. from Stanford University Graduate School of Business. Sprout Capital has a contractual right to designate representatives to be nominated to our Board of Directors. Ms. LaPorte is the designated representative of Sprout Group.

Richard C. Williams has served on our Board of Directors since December 2002 and as Chairman of our Board of Directors since July 2004. Since 1989, Mr. Williams has served as the founder and President of Conner-Thoele Limited, a consulting and financial advisory firm specializing in the healthcare industry and pharmaceutical segment. From 2000 to April 2001, Mr. Williams also served as Vice Chairman-Strategic Planning and director of King Pharmaceuticals, Inc. From 1992 to 2000, Mr. Williams served as Chairman and director of Medco Research, a cardiovascular pharmaceutical development company, prior to its acquisition by King Pharmaceuticals in 2000. From 1997 to 1999, Mr. Williams was Co-Chairman and a director of Vysis, a genetic biopharmaceutical company. Prior to founding Conner-Thoele Limited, Mr. Williams held various operational and financial management officer positions with Erbamont, N.V., Field Enterprises, Inc., Abbott Laboratories and American Hospital Supply Corporation. Mr. Williams is also a director of EP Med Systems and a director and Chairman of Cellegy Pharmaceuticals, Inc., a specialty biopharmaceutical company. Mr. Williams received a B.A. degree from DePauw University and an M.B.A. from the Wharton School of Finance.

Class III Directors

Dean J. Mitchell was appointed to our Board of Directors on July 12, 2004. Mr. Mitchell has been the Vice President, Strategy at Bristol-Myers Squibb (BMS) since February 2004. From March 2002 to January 2004, he was the President, U.S. Primary Care, Worldwide Medicines Pharmaceuticals Group, a division of BMS. From September 2001 to February 2002, he was the President, International, Worldwide Medicines Pharmaceuticals Group, a division of BMS. From September 1999 to August 2001, he was the Senior Vice President, Clinical Development and Product Strategy of GlaxoSmithKline plc. From June 1995 to September 1999, he was the Vice President and General Manager, Specialty Divisions, Strategic Planning and Business Development of GlaxoSmithKline. Mr. Mitchell is on the Board of the National Pharmaceutical Council and serves as its Treasurer. He received his MBA degree from City University Business School (London, UK) and his B.Sc. degree in Biology from Coventry University, UK.

Rolf Classon was appointed to our Board of Directors on July 12, 2004. From October 2002 to July 2004, Mr. Classon was the President of Bayer HealthCare LLC, a subsidiary of Bayer AG. From October 2002 to July 2004, Mr. Classon served as the Chief Executive Officer of Bayer Healthcare LLC. From December 1995 to October 2002, Mr. Classon served as President of Bayer Diagnostics. From September 1991 to December 1995, Mr. Classon was an Executive Vice President in charge of Bayer Diagnostics’ Worldwide Marketing, Sales and Service operations. From May 1990 to September 1991, Mr. Classon was the President and Chief Operating

Officer of Pharmacia Biosystems A.B. Prior to 1991, Mr. Classon served as President of Pharmacia Development Company Inc. and Pharmacia A.B.’s Hospital Products Division. Mr. Classon is a member of the Board of Directors of Enzon Pharmaceuticals, Inc., Hillenbrand Industries and Auxilium Pharmaceuticals. He received his Chemical Engineering Certificate from the Gothenburg School of Engineering, and he has a Business Degree from the University of Gothenburg.

Wayne I. Roe has served on our Board of Directors since June 1998, except for the period from November 19, 2002 to December 2002. Mr. Roe was Senior Vice President for United Therapeutics, Inc., a biotechnology company, from November 1999 to November 2000. From November 1988 to March 1999, Mr. Roe founded and served in various management positions at Covance Health Economics and Outcome Services, a consulting firm for life sciences companies, last serving as Chairman of the Board of Directors. Mr. Roe is also currently a director of Aradigm Corporation, a developer of drug delivery systems. Mr. Roe received a M.A. in Political Economy from the State University of New York and an M.A. in Economics from the University of Maryland.

Vote Required

The nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected Class I directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES SET FORTH HEREIN.

Board Meetings, Committees and Directors Compensation

Our Board of Directors held nine meetings during the fiscal year ended December 31, 2003. Each incumbent Director attended at least 75% of the Board meetings held during the period for which he or she has been a Director. Each incumbent Director attended at least 75% of the meetings held by all Committees of the Board on which he or she served during the period that he or she served. Although we have no formal policy requiring director attendance at annual meetings of stockholders, directors are encouraged to attend the annual meetings of stockholders. The only incumbent director who attended the 2003 annual meeting of stockholders was Vicente Anido, Jr., Ph.D.

Our securities are listed on the Nasdaq Stock Market and are governed by its listing standards. Our Board has determined that the following six directors satisfy the current “independent director” standards established by rules of the Nasdaq Stock Market: Rolf Classon, Peter Barton Hutt, Benjamin F. McGraw III, Pharm.D., Dean J. Mitchell, Wayne I. Roe and Richard C. Williams.

The Board has an Audit Committee, Compensation Committee, and Nominating Committee. Each Committee is described as follows:

Name of Committees and Members	Functions of the Committees	Number of Meetings in Fiscal 2003
AUDIT COMMITTEE Richard C. Williams (Chairperson) Benjamin F. McGraw, III, Pharm.D. Wayne I. Roe	• Oversees our accounting and financial reporting processes • Appoints, determines compensation for and oversees the work of the independent auditors • Approves the services performed by the independent auditors • Approves related party transactions	10

COMPENSATION COMMITTEE Benjamin F. McGraw, III, Pharm.D. (Chairperson) Kathleen D. LaPorte Dean J. Mitchell*	• Reviews and recommends the executive compensation policies • Administers the employee stock option and stock purchase plans	4

NOMINATING COMMITTEE Rolf Classon* Peter Barton Hutt* Liza Page Nelson (Chairperson)	• Recommends corporate governance principles • Reviews and makes recommendations regarding candidates for service on the Board of Directors • Assists with executive development and succession matters	0**

*	In July 2004, Dean J. Mitchell, Rolf Classon and Peter Barton Hutt were appointed to their respective positions on the Compensation Committee and Nominating Committee. Dean J. Mitchell replaced Liza Page Nelson on the Compensation Committee. Rolf Classon and Peter Barton Hutt replaced Robert G. McNeil, Ph.D. and Jeffrey L. Edwards on the Nominating Committee.
**	The Nominating Committee did take action, by written consent with respect to nominees to our Board of Directors for election at our 2003 Annual Meeting of Stockholders.

Audit Committee. The Audit Committee has adopted an amended and restated charter, a copy of which was filed with the Proxy Statement filed in connection with the 2003 annual meeting of stockholders. All of the members of the Audit Committee meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards and the independence standards promulgated by the SEC. Our Board of Directors has determined that both Richard C. Williams and Benjamin F. McGraw, III, Pharm.D. are “audit committee financial experts” as defined by SEC regulations.

Compensation Committee. All of the members of the Compensation Committee meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards, except for Kathleen D. LaPorte. Ms. LaPorte is a representative of The Sprout Group, which is a stockholder that owns beneficially at least 5% of our common stock. The Board has determined that it is in our best interest and the best interest of our stockholders that Ms. LaPorte serve as a member of the Compensation Committee pursuant to the exception granted by Rule 4350(c)(3)(C) of the National Association of Securities Dealer’s listing standards. Ms. LaPorte brings unique expertise to our Compensation Committee because she has served on compensation committees of other companies and has experience in assessing and overseeing compensation programs of companies comparable to us.

Nominating Committee. The Nominating Committee reviews and reports to the Board on a periodic basis with regard to matters of corporate governance, succession planning and the nomination and evaluation of Directors. The charter of the Nominating Committee was adopted by the Board of Directors on February 5, 2004. The charter of the Nominating Committee is available on our web site at http://www.istavision.com. A copy of this Nominating Committee charter is attached as Appendix A to this proxy statement.

All of the members of the Nominating Committee meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards, except for Liza Page Nelson. Ms. Nelson is a representative of Investor Growth Capital, which is a stockholder that owns beneficially at least 5% of our common stock. The Board has determined that it is in our best interest and in the best interest of our stockholders that Ms. Nelson serve as a member of the Nominating Committee pursuant to the exception granted by Rule 4350(c)(4)(C) of the National Association of Securities Dealers’ listing standards. Ms. Nelson brings unique expertise to our Nominating Committee because she understands and is proficient in the rules and regulations relating to corporate governance and has experience in assessing the qualification of directors and officers in our industry.

As reflected in the charter of the Nominating Committee, factors considered by the Nominating Committee in the selection of Director nominees are experience in business, finance, administration or healthcare, familiarity with our business and industry and, as applicable, specific expertise, including but not limited to such matters as clinical development, regulatory strategy or business development. The Nominating Committee also gives consideration to candidates with appropriate non-business backgrounds, illustratively, with backgrounds in medicine, research, government or intellectual property. The Nominating Committee gives consideration to individuals identified by stockholders, management and members of the Board.

Our bylaws provide for business to be brought by a stockholder before an annual meeting, including nominations for the election of directors, so long as our Secretary receives, at the corporate office, written notice of the matter not less than 120 days prior to the first anniversary of the date our proxy statement was released to stockholders in connection with the preceding year’s annual meeting.

In addition it is our policy that director candidates recommended by stockholders will be given appropriate consideration in the same manner as other director candidates presented to the Nominating Committee. Stockholders who wish to submit a director candidate for consideration by the Nominating Committee may do so by submitting a comprehensive written resume of the recommended nominee’s business and educational experience and background and a consent in writing signed by the recommended nominee that he or she is willing to be considered as a nominee and if nominated and elected, he or she will serve as a director. Stockholders should send their written recommendations of nominees accompanied by the candidate’s resume and consent to Attention: Chairperson of Nominating Committee, c/o ISTA Pharmaceuticals, 15279 Alton Parkway, Suite 100, Irvine, California 92618. The foregoing policy is subject to our Restated Certificate of Incorporation, our bylaws and applicable law. No director nominations by stockholders have been received as of the filing of this proxy statement.

Stockholder Communications to the Board of Directors

Stockholders may submit communications to our Board of Directors, its Committees or the Chairperson of the Board of Directors or any of its Committees or any individual members of the Board of Directors by addressing a written communication to: Board of Directors, ISTA Pharmaceuticals, Inc., 15279 Alton Parkway, Suite 100, Irvine, California 92618. Stockholders should identify in their communication the addressee whether it is the Company’s Board of Directors, its Committees or the Chairperson of the Board of Directors or any of its Committees or any individual member of the Board of Directors. Stockholder communications will be forwarded to our Vice President, Human Resources. The Vice President, Human Resources will acknowledge receipt to the sender, unless the sender has submitted the communication anonymously, and forward a copy of the communication to the addressee on the Company’s Board of Directors or if the communication is addressed generally to the Company’s Board of Directors to our Chairperson of the Board of Directors.

Compensation of Directors

Our non-employee directors received $2,500 in cash compensation from us for their service as members of the Board of Directors for each Board meeting attended in 2003 and $1,000 for each Committee meeting attended in 2003; provided, however that directors only received $500 for telephonic attendance at any Board or Committee meeting. Effective as of September 2004, directors will receive an annual retainer of $20,000. In addition, directors will receive $1,500 in cash compensation from us for their service as members of the Board of Directors for each Board meeting attended in 2004 and $1,000 for each Committee meeting attended in 2004; and $1,000 for telephonic attendance at any Board or Committee meeting. The Chairperson of the Board, and each Chairperson of each of the Audit, Compensation and Nominating Committees will each receive an additional $5,000 annual retainer. All non-employee directors are reimbursed for travel and miscellaneous expenses in connection with attendance at Board and Committee meetings. Liza Page Nelson and former director, Jeffrey L. Edwards, declined any cash compensation in 2003 for their respective service as a member of our Board of Directors.

Our 2000 Stock Plan provides for initial option grants to purchase 32,500 shares of our common stock to each non-employee director upon their appointment to the Board and subsequent annual grants to purchase 16,250 shares of our common stock. During the fiscal year ending December 31, 2003, we granted our non-employee directors options to purchase 113,750 shares of common stock each at an exercise price of $6.96 per share. The shares subject to the initial option grants vest annually in three equal installments while the shares subject to the subsequent annual grants are fully vested upon the first anniversary of the date of grant.

Upon adoption of the 2004 Performance Incentive Plan, each non-employee director will be granted options to purchase 20,000 shares of our common stock upon their election or appointment to the board and subsequent annual grants of options to purchase 9,000 shares of our common stock, and 1,500 shares of restricted stock. The shares subject to the initial option grants vest in three equal installments while the shares subject to the subsequent annual grants will be fully vested upon the first anniversary of the date of grant.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ending December 31, 2003, no member of the Compensation Committee was an officer or employee of ISTA. During fiscal 2003, no member of the Compensation Committee or executive officer of ISTA served as a member of the Board of Directors or Compensation Committee of any entity that has an executive officer serving as a member of our Board of Directors or Compensation Committee.

RELATED PARTY TRANSACTIONS

There were no transactions in which the amount involved exceeded $60,000 and in which any director, executive officer or holder of more than 5% of our capital stock had or will have a direct or indirect material interest during the fiscal year ending December 31, 2003, other than compensation arrangements that are described under “Compensation of Directors” and “Executive Officer Compensation.”

OTHER EXECUTIVE OFFICERS

William S. Craig, Ph.D. has served as our Vice President, Research and Product Development since March 2001. From 1996 to December 1999, Dr. Craig was Vice President, Research and Development for Alpha Therapeutics Corporation, a biotechnology company. From 1988 to 1996 he was Senior Director Research and Development for Telios Pharmaceuticals, Inc., a biotechnology company. Dr. Craig received a Ph.D. in Chemistry from the University of California, San Diego.

Marvin J. Garrett has served as our Vice President, Regulatory Affairs, Quality & Compliance since February 1999. From May 1994 to February 1999, Mr. Garrett was Vice President, Regulatory Affairs and

Clinical Research for Xoma, Ltd., a biotechnology company. From 1990 to 1994, he was President and General Manager of Coopervision Pharmaceutical, a division of the Cooper Companies, Inc. Mr. Garrett received a B.S. in Microbiology from California State University Long Beach.

Lisa R. Grillone, Ph.D. has served as our Vice President, Clinical Research and Medical Affairs since August 2000. From 1990 to July 2000, Dr. Grillone served in various drug development positions with ISIS Pharmaceuticals, Inc., a biotechnology company, last serving as Executive Director, Intellectual Property Licensing. Dr. Grillone received a Ph.D. in Cell Biology and Anatomy from New York University.

Kathleen McGinley has served as our Vice President, Human Resources and Corporate Facilities, since November 2003. From January 2003 to November 2003, Ms. McGinley served as a consultant to ISTA. From May 2000 to January 2003, Ms. McGinley served as Director and Vice President, Human Resources for Littlefeet, Inc. From December 1999 to May 2000 she served as Director of Human Resources for Combi-Chem/Dupont Pharmaceuticals in San Diego, CA. Ms. McGinley received a M.S. from the University of Tennessee, Knoxville.

Kirk McMullin has served as Vice President, Operations since August 2002. From 1995 to 2002, Mr. McMullin was Vice President, Worldwide Manufacturing Support for Allergan. Mr. McMullin received a B.A. from Humboldt State University.

Thomas A. Mitro has served as our Vice President, Sales & Marketing since July 2002. From 1980 to 2002, Mr. Mitro held several positions at Allergan, including Vice President, Skin Care, Vice President, Business Development and Vice President, e-Business. Mr. Mitro received a B.S. degree from Miami University.

Lauren P. Silvernail has served as our Chief Financial Officer and Vice President, Corporate Development, since March 2003. From 1995 to March 2003, Mrs. Silvernail served in various operating and corporate development positions for Allergan, most recently serving as Vice President, Business Development. From 1989 to 1994 she was a general partner at Glenwood Ventures and served as a director and operating manager for several portfolio companies. Mrs. Silvernail received a M.B.A. from the University of California, Los Angeles.

EXECUTIVE OFFICER COMPENSATION

The following table sets forth information for the years ended December 31, 2001, 2002 and 2003 regarding the compensation of our Chief Executive Officer, each of our four other most highly compensated executive officers whose total annual salary and bonus for such fiscal years were in excess of $100,000 (the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Year	Annual Compensation			Long-Term Compensation Awards Securities Underlying Options	All Other Compensation ($)
		Salary ($)		Bonus ($)
Vicente Anido, Jr., Ph.D	2001	15,417	(1)	—	100,461	—
President and Chief Executive	2002	370,000		—	595,000	2,717	*
Officer	2003	381,100		138,750	—	5,000	*

Marvin J. Garrett	2001	230,450		24,750	3,500	6,219	*
Vice President, Regulatory Affairs,	2002	240,820		25,926	140,000	5,000	*
Quality and Compliance	2003	252,871		60,000	—	5,000	*

Thomas A. Mitro	2002	117,500	(2)	—	194,000	2,067	*
Vice President, Sales and Marketing	2003	239,700		60,000	—	5,000	*

William S. Craig, Ph.D.	2001	220,000		21,874	6,000	2,500	*
Vice President, Research and	2002	228,800		16,500	66,500	1,990	*
Product Development	2003	235,700		45,000	—	5,000	*

Lisa R. Grillone, Ph.D.	2001	219,614		13,439	3,500	3,340	*
Vice President, Clinical Research	2002	231,000		24,707	148,250	4,267	*
and Medical Affairs	2003	245,000		58,000	—	5,000	*

*	Life insurance or medical benefits.
(1)	Dr. Anido joined ISTA in December 2001. His annualized salary for 2001 was $370,000.
(2)	Mr. Mitro joined ISTA in July 2002. His annualized salary for 2002 was $235,000.

Option Grants

Option Grants During Last Fiscal Year. There were no options granted during the fiscal year ended December 31, 2003 to any of the Named Executive Officers.

Option Exercises in Last Fiscal Year and Fiscal Year End Option Values. The following table sets forth the information with respect to stock option exercises during the year ended December 31, 2003, by the Named Executive Officers, and the number and value of securities underlying unexercised options held by the Named Executive Officers at December 31, 2003.

Aggregate Option Exercises in Fiscal 2003 and

Year-End Option Values

Name	Shares Acquired Upon Exercise(#)	Value Realized ($)	Number of Securities Underlying Unexercised Options At December 31, 2003 (#)		Value of Unexercised In-the- Money Options at December 31, 2003 (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Vicente Anido, Jr., Ph.D.	—	—	198,980	496,481	$861,256	$2,583,793
Marvin J. Garrett	—	—	79,520	81,017	$378,794	$449,530
Thomas A. Mitro	—	—	52,249	141,751	$246,159	$726,801
William S. Craig, Ph.D.	—	—	37,619	41,177	$174,802	$212,377
Lisa R. Grillone, Ph.D.	—	—	73,043	84,957	$354,638	$455,963

(1)	Closing price of our common stock at fiscal year-end minus the exercise price. The fair market value of our common stock at the close of business on December 31, 2003, was $9.28.

Employment and Change in Control Agreements

We have entered into an employment agreement with Dr. Anido. Dr. Anido’s employment agreement sets forth his compensation arrangements, including his initial annual base salary and initial option grant. Dr. Anido is also entitled to a performance bonus of up to 50% of his salary. In the event of termination of employment other than voluntarily or for cause, Dr. Anido will receive nine months of base salary as severance; provided that, in the event such termination occurs after a “change of control” of ISTA, Dr. Anido will receive twenty-four months of base salary as severance and all outstanding options to purchase our common stock then held by Dr. Anido will become fully vested and exercisable.

We have entered into change of control severance agreements with the following executive officers: Mr. Mitro, Mr. Garrett, Dr. Craig, Dr. Grillone, Mr. McMullin, Mrs. Silvernail and Ms. McGinley. Each of these agreements provides that if the executive’s employment is terminated as a result of an “involuntary termination” within 24 months after a “change of control,” the executive will be entitled to nine months of base salary and healthcare related benefits and a pro rata portion of his or her performance bonus based upon the number of months that such employee was employed during the year of termination. In addition, all options to purchase our common stock held by the executive at the time of such termination shall vest in full.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Notwithstanding anything to the contrary in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the Securities Exchange Commission, in whole or in part, the foregoing Compensation Committee Report shall not be “soliciting material” or “filed” with the Securities Exchange Commission, nor shall such information be incorporated by reference into any such filing.

The Compensation Committee of the Board of Directors, comprising three non-employee directors, is responsible for the administration of our executive compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. Our compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to our performance and stockholder return.

Compensation Philosophy. Our overall executive compensation philosophy is based on a series of guiding principles derived from our values, business strategy, and management requirements. These principles are summarized as follows:

•	Provide competitive levels of total compensation which will enable us to attract and retain the best possible executive talent;

•	Motivate executives to achieve optimum performance for us;

•	Align the financial interest of executives and stockholders through equity-based plans; and

•	Provide a total compensation program that recognizes individual contributions as well as overall business results.

Compensation Program. The Compensation Committee is responsible for reviewing and recommending to the Board the compensation and benefits of all of our officers and the general policies relating to compensation and benefits of our employees. The Compensation Committee is also responsible for the administration of the

2000 Stock Plan. There are two major components to our executive compensation: base salary and potential cash bonus, as well as potential long-term compensation in the form of stock options. The Compensation Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

1. Base Salary. In setting compensation levels for executive officers, the Compensation Committee reviews competitive information relating to compensation levels for comparable positions at biotechnology, pharmaceutical and high technology companies. In addition, the Compensation Committee may, from time to time, hire compensation and benefit consultants to assist in developing and reviewing overall salary strategies. Individual executive officer base compensation may vary based on time in position, assessment of individual performance, salary relative to internal and external equity and critical nature of the position relative to our success.

2. Long-Term Incentives. Our 2000 Stock Plan provides for the issuance of stock options to our officers and employees to purchase shares of our common stock at an exercise price equal to the fair market value of such stock on the date of grant. Stock options are granted to our executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The Compensation Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the stockholders in enhancing the value of our equity.

2003 Compensation for the Chief Executive Officer. In determining Dr. Anido’s salary for 2003, the Board of Directors considered competitive compensation data for chief executive officers and presidents of similar companies within the biotechnology and pharmaceutical industry, taking into account Dr. Anido’s experience and knowledge. The Board of Directors determined that it was appropriate to offer an annual salary of $381,100 for 2003.

Section 162(m) of the Internal Revenue Code Limitations on Executive Compensation. Section 162(m) of the United States Internal Revenue Code of 1986, as amended, (the “Code”) may limit our ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to the our Chief Executive Officer and our four other highest paid executive officers in any one fiscal year. None of our executive officers received any such compensation in excess of this limit during fiscal 2003. Grants under the 2000 Stock Plan will not be subject to the deduction limitation, including the option grant limitations described below.

Section 162(m) of the Code places limits on the deductibility for United States federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with options granted to such person, for the purposes of Section 162(m) of the Code, the 2000 Stock Plan provides that no employee may be granted, in any of our fiscal years, options to purchase more than 100,000 shares of common stock. In addition, the 2000 Stock Plan provides that in connection with an employee’s initial employment, the employee may be granted an additional 200,000 shares of common stock. To the extent grants under the 2000 Stock Plan are in excess of these limitations, such excess shall not be exempt from the deductibility limits of Section 162(m) of the Code.

Respectfully submitted,

Benjamin F. McGraw III, Pharm.D., Chairman

Kathleen D. LaPorte

Liza Page Nelson

STOCK PERFORMANCE GRAPH

The following graph compares our total cumulative stockholder return as compared to the Nasdaq National Market and U.S. index (“Nasdaq U.S. Index”) and the Nasdaq Pharmaceutical Index for the period beginning on August 22, 2000, our first day of trading after our initial public offering, and ending on December 31, 2003. Total stockholder return assumes $100.00 invested at the beginning of the period in our common stock, the stocks represented by the Nasdaq U.S. Index and the Nasdaq Pharmaceutical Index, respectively. Total return assumes reinvestment of dividends; we have paid no dividends on our common stock.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has elected to engage Ernst & Young LLP, independent auditors, to audit our consolidated financial statements for the fiscal year ending December 31, 2004, and recommends that stockholders vote “FOR” ratification of such appointment.

Although ratification by stockholders is not a prerequisite to the ability of the Audit Committee to select Ernst & Young LLP as our independent auditor, we believes such ratification to be desirable. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection.

Fees billed to us by Ernst & Young LLP during the Fiscal Year Ended December 31, 2003 and December 31, 2002

Audit Fees:

Audit fees billed to us by Ernst & Young LLP for the audit of our 2003 annual financial statements and the review of the financial statements included in our quarterly reports on Form 10-Q in 2003 totaled $264,872.

Audit fees billed to us by Ernst & Young LLP for the audit of our 2002 annual financial statements and the review of the financial statements included in our quarterly reports on Form 10-Q in 2002 totaled $197,297.

Audit-Related Fees:

We did not incur any audit-related fees billed by Ernst & Young LLP during the fiscal year ended December 31, 2003 or during the fiscal year ended December 31, 2002. Such audit-related fees typically consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services may include consultations related to the Sarbanes-Oxley Act and consultations concerning financial accounting and reporting standards.

Tax Fees:

Audit fees billed to us by Ernst & Young LLP for professional services for tax compliance, tax advice and tax planning during the fiscal year ended December 31, 2003 totaled $13,191.

Audit fees billed to us by Ernst & Young LLP for professional services for tax compliance, tax advice and tax planning during the fiscal year ended December 31, 2002 totaled $40,580.

The fees disclosed under this category are comprised by services that include assistance related to state tax incentives.

All Other Fees:

We did not incur any other fees billed to us by Ernst & Young LLP during our fiscal year ended December 31, 2003 or December 31, 2002.

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services performed by the independent auditors. These services may include audit services, audit-related services, tax services and other services. For audit services, the independent auditor provides an engagement letter in advance of the February meeting of the Audit Committee, outlining the scope of the audit and related audit fees. If agreed to by the Audit Committee, this engagement letter is formally accepted by the Audit Committee at its February Audit Committee meeting.

For non-audit services, our senior management will submit from time to time to the Audit Committee for approval non-audit services that it recommends the Audit Committee engage the independent auditor to provide for the fiscal year. Our senior management and the independent auditor will each confirm to the Audit Committee that each non-audit service is permissible under all applicable legal requirements. A budget, estimating non-audit service spending for the fiscal year, will be provided to the Audit Committee along with the request. The Audit Committee must approve both permissible non-audit services and the budget for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

The Audit Committee approved 100% of the services provided by Ernst & Young LLP described above.

Ernst & Young LLP has audited our financial statements annually since our inception in 1992. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. If stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary in any of our previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the Securities Exchange Commission, in whole or in part, the foregoing Audit Committee Report shall not be “soliciting material” or “filed” with the Securities Exchange Commission, nor shall such information be incorporated by reference into any such filing.

The Audit Committee of the Board of Directors met ten times during the fiscal year ended December 31, 2003 with representatives of the independent auditors. Each Audit Committee member is qualified as “Independent” as defined by Rule 4200(a)(14) of the National Association of Securities Dealers and under the rules promulgated by the Securities and Exchange Commission (SEC). The Audit Committee also met on March 12, 2004 and during the meeting reviewed the financial statements and related notes for the year ended December 31, 2003.

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to the integrity of our financial statements, compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of the internal audit function and the performance of the independent auditor, and such other duties as directed by the Board of Directors. The Audit Committee operates under a written Audit Committee Charter. A copy of this charter is filed with the proxy statement for the 2003 annual meeting of stockholders.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee also considered whether the provision by the independent auditors of non-audit services to us is compatible with maintaining the independent auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors, the independent accountant’s independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committees’ oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audits of our financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that our auditors are in fact “independent”.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report to stockholders for the most recent fiscal year ended December 31, 2003. The Audit Committee has also selected Ernst & Young LLP, independent auditors, as our independent auditors to audit our consolidated financial statements for the year ending December 31, 2004, and recommends that the stockholders vote for ratification of such appointment.

Respectfully submitted,

Richard C. Williams, Chairman

Benjamin F. McGraw, III, Pharm.D.

Wayne I. Roe

PROPOSAL NO. 3

APPROVAL OF THE 2004 PERFORMANCE INCENTIVE PLAN

At the Annual Meeting, our stockholders will be asked to consider and vote upon a proposal to adopt the 2004 Performance Incentive Plan (the “2004 Plan”) which will permit us to provide a broader range of stock awards to our employees, directors and consultants. The 2004 Plan is intended to replace our 2000 Stock Plan, as amended (the “2000 Plan”) as our primary equity incentive plan.

Description of the 2004 Plan

The following is a summary of the principal provisions of the 2004 Plan. This summary is qualified in its entirety by reference to the full text of the 2004 Plan, which is attached as Appendix A to this proxy statement.

Purposes of the 2004 Plan. Historically, we have used options to purchase shares of our common stock as an incentive to attract and retain the services of qualified employees, officers and directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of our business largely depends, by providing them with an opportunity to participate in the ownership of ISTA and thereby have an interest in our success and increased value of ISTA.

Our Board of Directors believes that it is in our best interest to have available an equity incentive plan for use as a part of our compensation strategy. In addition the Board of Directors believes that such a plan should provide for the grant of stock options, restricted stock awards, performance shares, performance units and stock appreciation rights to qualified employees, officers, directors, consultants and other service providers. Therefore, to further these purposes, the Board of Directors unanimously adopted the 2004 Plan on June 10, 2004, subject to stockholder approval.

Shares Reserved for Issuance. We have outstanding options to purchase shares of our common stock under individual option agreements, our 1993 Stock Plan, as amended (the “1993 Plan”) and our 2000 Plan. All of the outstanding options granted under the individual option agreements, 1993 Plan and 2000 Plan will remain outstanding and subject to the provisions of the applicable agreement and plan until they are either exercised or expire in accordance with their respective terms. No options have been issued under the 1993 Plan after the adoption of the 2000 Plan as shares of common stock available for future issuance under the 1993 Plan were assumed under the 2000 Plan. If the 2004 Plan is approved by the stockholders, no additional options will be awarded under the 2000 Plan. Any shares available for future issuance under the 2000 Plan have been included in the shares of common stock authorized for issuance under the 2004 Plan.

Shareholder approval of the 2004 Plan will initially authorize us to grant options and/or rights to purchase up to an aggregate of 2,053,107 shares of common stock assumed from our 2000 Plan. 200,000 shares authorized for issuance under the 2004 Plan may only be issued in connection with restricted stock awards.

In the event that all or any portion of any option or restricted stock granted or offered under the 2004 Plan can no longer under any circumstances be exercised or is reacquired by ISTA, the shares of common stock allocable to the unexercised portion of such option or such stock purchase agreement, or the shares so reacquired, will become available for grant or issuance under the 2004 Plan. Additionally, the number of shares available for issuance under the 2004 Plan will be subject to adjustment in the event of stock splits, stock dividends or certain other similar changes in the capital structure of ISTA.

Administration. The 2004 Plan is to be administered by an “Administrator,” which, under the 2004 Plan, shall be either the Board of Directors or a committee appointed by the Board of Directors. Subject to the provisions of the 2004 Plan, the Administrator has full authority to implement, administer and make all determinations necessary under the 2004 Plan.

The Board of Directors may from time to time alter, amend, suspend or terminate the 2004 Plan in such respects as the Board of Directors may deem advisable; provided, however, that no such alteration, amendment, suspension or termination shall be made that would substantially affect or impair the rights of any person under any incentive option, nonqualified option or restricted share theretofore granted to such person without his or her consent. Unless previously terminated by the Board of Directors, the 2004 Plan will terminate on June 10, 2014.

Eligibility. The 2004 Plan provides that awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of ISTA or of any parent or subsidiary corporation of ISTA, whether now existing or hereafter created or acquired (an “Affiliated Company”) (including directors if they also are employees of ISTA or an Affiliated Company), as may be determined by the Administrator. In no event may any individual be granted options or performance-based awards under the 2004 Plan for more than 400,000 shares of our common stock in any one calendar year. However, in connection with his or her initial service to ISTA, an individual may be eligible to be granted options for up to 800,000 shares of our common stock during the calendar year which includes such individual’s initial service to ISTA.

The actual number of individuals who will receive awards cannot be determined in advance because the Administrator has discretion to select the participants. Nevertheless, as of July 31, 2004, 8 officers and directors of ISTA and approximately 57 other employees of were eligible to participate in the 2004 Plan.

Terms of Options. As discussed above, the Administrator determines many of the terms and conditions of awards granted under the 2004 Plan, including whether an option will be an “incentive stock option” (ISO) or a “non-qualified stock option” (NQSO). Each option is evidenced by any agreement in such form as the Administrator approves and is subject to the following conditions (as described in further detail in the 2004 Plan):

•	Vesting and Exercisability: Options become vested and exercisable, as applicable, within such periods as determined by the Administrator and as set forth in the related stock option agreement, provided that options must expire no later than ten years from the date of grant (five years with respect to ISOs granted to optionees who own more than 10% of the outstanding common stock).

•	Exercise Price: The exercise price of ISOs shall not be less than the fair market value of a share of common stock at the time the option is granted. The exercise price of NQSOs shall be determined by the Administrator, but for options granted to “Section 162(m) Covered Employees” (as defined in the 2004 Plan), the exercise price must be at least 100% of the fair market value of a share of common stock at the time such option is granted. The exercise price of any ISO granted to an optionee that owns more than 10% of the outstanding common stock shall not be less than 110% of the fair market value of a share of common stock at the time of grant. The minimum price per share for restricted share awards shall not be less than the minimum lawful amount under applicable state law. Without limiting the generality of the foregoing, the Administrator may determine to issue restricted shares as consideration for continued employment or the achievement of specified performance goals or objectives.

•	Method of Exercise: Payment of the exercise price may be made, in the discretion of the Administrator, in cash, by check, by delivery of shares of our common stock, or any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

•	Termination of Service: Options cease vesting on the date of termination of service or the death or disability of the optionee. Options granted under the 2004 Plan generally expire three months after the termination of the optionee’s service, except in the case of death or disability, in which case the awards generally may be exercised up to 12 months following the date of death or termination of service due to disability. However, if the optionee is terminated for cause (e.g. for committing an alleged criminal act or intentional tort against ISTA), the optionee’s options will expire upon termination.

•

Change of Control: In the event of a change in control of ISTA (as defined in the 2004 Plan), vesting of options will accelerate automatically unless the options are to be assumed by the acquiring or successor entity (or parent thereof) or substituted for by such entity with new options or other incentives with such terms and provisions as the Administrator in its discretion may consider equitable. If options are assumed or replaced with new options or other incentives by an acquiring or successor entity (or parent thereof), then the options shall accelerate and become fully vested if the optionee is terminated under certain circumstances within a specified period of time (as provided in option agreements) following a change in control. However, the Administrator may at its discretion provide for other vesting arrangements in option agreements, including arrangements which provide for full acceleration of vesting upon a change in control whether or not the acquiring entity agrees to assume or substitute for existing options in such change in control.

•	Additional Restrictions. No ISOs may be granted to an optionee under the 2004 Plan if the aggregate fair market value (determined at the time of grant) of the stock with respect to which ISOs first become exercisable by such optionee in any calendar year under our stock option plans and any Affiliated Company exceeds $100,000. Options are nontransferable, other than by will and the laws of descent and distribution or in any manner permitted by the Administrator that is not prohibited by the Code.

Terms of Restricted Stock Awards. Each restricted stock award is evidenced by a restricted stock purchase agreement in such form as Administrator approves and is subject to the following conditions (as described in further detail in the 2004 Plan):

•	Vesting: Shares subject to a restricted stock award may become vested over time or upon completion of performance goals set out in advance.

•	Purchase Price: Each restricted stock purchase agreement states the purchase price, which may not be less than the par value of our common stock on the date of the award (and not less than 110% of fair market value with respect to an award to a 10% of greater stockholder), payment of which may be made as described under “Terms of Stock Options” above.

•	Termination of Service: Restricted stock awards shall cease to vest immediately if a participant is terminated for any reason, unless provided otherwise in the applicable restricted stock purchase agreement or unless otherwise determined by the committee, and we will generally have the right to repurchase any unvested shares subject thereto.

•	Change of Control: Restricted stock awards shall be treated in the same manner as described under “Terms of Stock Options” above.

Stock Appreciation Rights. The 2004 Plan provides for the grant of stock appreciation rights. Each stock appreciation right granted under the 2004 Plan must be evidenced by a written agreement specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the 2004 Plan. A stock appreciation right gives a participant the right to receive the appreciation in fair market value of our common stock between the date of grant of the award and the date of its exercise. We may pay the appreciation either in cash or in shares of common stock. The Administrator may grant stock appreciation rights under the 2004 Plan in tandem with a related stock option or as a freestanding award. A tandem stock appreciation right is exercisable only at the time and to the same extent that the related option is exercisable, and its exercise causes the related option to be canceled. Freestanding stock appreciation rights vest and become exercisable at the times and on the terms established by the Administrator. The maximum term of any stock appreciation right granted under the 2004 Plan is ten years. Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant.

Performance Awards. The 2004 Plan provides for the grant of performance awards subject to such conditions and the attainment of such performance goals over such periods as the Administrator determines in writing and sets forth in a written agreement. These awards may be designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeeping entries generally having initial values, respectively, equal to the fair market value determined on the grant date of a share of common stock. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock) or any combination thereof. Following completion of the applicable performance period, the Administrator will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. If a participant’s service terminates due to the participant’s death, disability or retirement prior to completion of the applicable performance period, the Administrator may apply for full or partial credit as the Administrator may determine consistent with the 2004 Plan. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

New Plan Benefits

Future awards to our executive officers and employees are discretionary. At this time, therefore, the benefits that may be received by our executive officers and other employees if our stockholders approve the 2004 Plan cannot be determined. Because the value of stock issuable to our non-employee directors under the 2004 Plan will depend on the fair market value of our common stock at future dates, it is not possible to determine exactly the benefits that might be received by our non-employee directors under the 2004 Plan. The following table summarizes the benefits that would have been received by our non-employee directors as a group under the 2004 Plan in the fiscal year ending December 31, 2004, if stock options and restricted stock awards had actually been granted under the 2004 Plan by using the stock options and restricted stock awards automatically granted to our non-employee directors under the 2004 Plan for that time period.

Name and Position	Number of Shares
Non-Executive Director Group	Options to purchase up to 87,000 shares of our common stock and restricted stock awards to purchase up to 4,500 shares of our common stock.

Summary of Federal Income Tax Consequences of the 2004 Plan

The following is a brief summary of certain federal income tax consequences of participation in the 2004 Plan. The summary should not be relied upon as being a complete statement of all possible federal income tax consequences. Federal tax laws are complex and subject to change. Participation in the 2004 Plan may also have consequences under state and local tax laws which vary from the federal tax consequences described below. For such reasons, we recommend that each participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.

Incentive Stock Options. No taxable income will be recognized by an optionee under the 2004 Plan upon either the grant or the exercise of an ISO. Instead, a taxable event will occur upon the sale or other disposition of the shares acquired upon exercise of an ISO, and the tax treatment of the gain or loss realized will depend upon how long the shares were held before their sale or disposition. If a sale or other disposition of the shares received upon the exercise of an ISO occurs more than (i) one year after the date of exercise of the option and (ii) two years after the date of grant of the option, the holder will recognize long-term capital gain or loss at the time of sale equal to the full amount of the difference between the proceeds realized and the exercise price paid. However, a sale, exchange, gift or other transfer of legal title of such stock (other than certain transfers upon the optionee’s death) before the expiration of either of the one-year or two-year periods described above will constitute a “disqualifying disposition.” A disqualifying disposition involving a sale or exchange will result in ordinary income to the optionee in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. If the amount realized in a disqualifying disposition exceeds the fair market value of the stock on the date of exercise, the gain realized in excess of the amount taxed as ordinary income as indicated above will be taxed as capital gain. A disqualifying disposition as a result of a gift will result in ordinary income to the optionee in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which currently is more than one year for long-term capital gains). We will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee as a result of a disposition of the shares received upon exercise of an ISO.

The exercise of an ISO may result in an “adjustment” for purposes of the “alternative minimum tax.” Alternative minimum tax is imposed on an individual’s income only if the amount of the alternative minimum tax exceeds the individual’s regular tax for the year. For purposes of computing alternative minimum tax, the excess of the fair market value on the date of exercise of the shares received on exercise of an ISO over the exercise price paid is included in alternative minimum taxable income in the year the option is exercised. An optionee who is subject to alternative minimum tax in the year of exercise of an ISO may claim as a credit against the optionee’s regular tax liability in future years the amount of alternative minimum tax paid which is attributable to the exercise of the ISO. This credit is available in the first year following the year of exercise in which the optionee has regular tax liability.

Non-qualified Stock Options. No taxable income is recognized by an optionee upon the grant of a NQSO. Upon exercise, however, the optionee will recognize ordinary income in the amount by which the fair market value of the shares purchased, on the date of exercise, exceeds the exercise price paid for such shares. The income recognized by the optionee who is an employee will be subject to income tax withholding by ISTA out of the optionee’s current compensation. If such compensation is insufficient to pay the taxes due, the optionee will be required to make a direct payment to us for the balance of the tax withholding obligation. We will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee, provided that certain reporting requirements are satisfied. If the exercise price of a NQSO is paid by the optionee in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized by the optionee as a result of such exercise. If the exercise price is paid by delivering shares of our common stock already owned by the optionee or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the optionee on the already-owned shares exchanged (however, the optionee will nevertheless recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above). The new shares received by the optionee, up to the number of the old shares exchanged, will have the same tax basis and holding period as the optionee’s basis and holding period in the old shares. The balance of the new shares received will have a tax basis equal to any cash paid by the optionee plus the amount of income recognized by the optionee as a result of such exercise, and will have a holding period commencing with the date of exercise. Upon the sale or disposition of shares acquired pursuant to the exercise of a NQSO, the difference between the proceeds realized and the optionee’s basis in the shares will be a capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).

Restricted Stock. If no Section 83(b) election is made and repurchase rights are retained by ISTA, a taxable event will occur on each date the participant’s ownership rights vest (e.g., when our repurchase rights expire) as to the number of shares that vest on that date, and the holding period for capital gain purposes will not commence until the date the shares vest. The participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. Any income recognized by a participant who is an employee will be subject to income tax withholding by us out of the optionee’s current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. The participant’s basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized.

If a Section 83(b) election is made within 30 days after the date of transfer, or if no repurchase rights are retained by us, then the participant will recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares.

Stock Appreciation Rights. No taxable income is recognized by a participant upon the grant of a Stock Appreciation Right (“SAR”). Upon exercise, however, the participant will recognize ordinary income in the amount by which the fair market value of the shares subject to the SAR, on the date of exercise, exceeds the exercise price of the SAR multiplied by the number of shares subject to the SAR. If the SARs are settled in cash, any income recognized by a participant who is an employee will be subject to income tax withholding and such amount will be withheld from the gross amount to be paid to the participant in settlement of such SARs. If the Administrator permits the vested SARs to be settled in shares of our common stock instead of cash, any income recognized by a participant who is an employee will be subject to income tax withholding by us out of the participant’s current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. We will be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant. Regarding SARs settled in shares of our common stock, the shares received by the participant will have a tax basis equal the amount of income recognized by the participant as a result of such settlement, and will have a holding period commencing with the date that the SARs vested. Upon the sale or disposition of such shares, the difference between the proceeds realized and the participant’s basis in the shares will be a capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).

Performance Award. No taxable income is recognized by a participant upon the grant of a Performance Award, whether such award is in the form of Performance Units, Performance Shares, Performance Options or Performance SARs.

Performance Units. Performance Units vest upon the attainment of the applicable performance target(s). A taxable event will occur on each date the participant’s ownership rights vest as to the number of Performance Units that vest on that date. The participant will recognize ordinary income on each date Performance Units vest in an amount equal to the fair market value of the shares subject to such Performance Units. If the Performance Units are settled in cash, any income recognized by a participant who is an employee will be subject to income tax withholding and such amount will be withheld from the gross amount to be paid to the participant in cancellation of such Performance Units. If the Administrator permits the vested Performance Units to be settled in shares of our common stock instead of cash, any income recognized by a participant who is an employee will be subject to income tax withholding by us out of the participant’s current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. The shares received by the participant in settlement of the vested Performance Units will have a tax basis equal the amount of income recognized by the participant as a result of such payment, and will have a holding period commencing with the date of such Performance Units vested. Upon the sale or disposition of such shares, the difference between the proceeds realized and the participant’s basis in the shares will be a capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).

Performance Shares. Performance Shares vest upon the attainment of the applicable performance target(s) and the lapse of any other non-lapse restrictions, e.g. when our repurchase rights expire. A taxable event will occur on each date the participant’s ownership rights vest as to the number of Performance Shares that vest on that date. The participant will recognize ordinary income on each date Performance Shares vest in an amount equal the excess of the fair market value of such shares on that date over the amount paid for such shares, if any. Any income recognized by a participant who is an employee will be subject to income tax withholding by us out of the optionee’s current compensation. If such compensation is insufficient to cover the amount to be withheld, the participant will be required to make a direct payment to us for the balance of the tax withholding obligation. We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant. The participant’s basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized and will have a holding period commencing with the date of such Performance Shares vested.

If a Section 83(b) election is made within 30 days after the date of transfer, or if no repurchase rights are retained by us, then the participant will recognize ordinary income on the date of purchase or, if the Performance Shares are transferred without consideration, on the date of transfer, in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid, if any, for such shares.

Upon the sale or disposition of such shares, the difference between the proceeds realized and the participant’s basis in the shares will be a capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).

Performance Options. Performance Options are NQSOs that vest and first become exercisable upon the attainment of the applicable performance target(s). The tax consequences upon exercise are the same as those described above with respect to the exercise of NQSOs.

Performance SARs. Performance SARs vest and first become exercisable upon the attainment of the applicable performance target(s). The tax consequences upon exercise are the same as those described above with respect to the exercise of SARs.

All Performance Awards granted to “covered employees,” as that term is defined in section 162(m)(3) of the Code is intended to constitute “other performance-based compensation,” as that term is defined in section 162(m)(4)(C), of the Code and, therefore, is exempt from the $1,000,000 annual deduction limit on compensation paid to such persons.

Tax Withholding. Under the 2004 Plan, we have the power to withhold, or require a participant to remit to us, an amount sufficient to satisfy Federal, state and local withholding tax requirements with respect to any options exercised or restricted stock granted under the 2004 Plan. To the extent permissible under applicable tax, securities, and other laws, the Administrator may, in its sole discretion, permit a participant to satisfy an obligation to pay any tax to any governmental entity in respect of any option or restricted stock up to an amount determined on the basis of the highest marginal tax rate applicable to such participant, in whole or in part, by (i) directing us to apply shares of common stock to which the participant is entitled as a result of the exercise of an option or as a result of the lapse of restrictions on restricted stock, or (ii) delivering to us shares of common stock owned by the participant.

Board Recommendation and Vote Required.

To be adopted, the proposal must receive the affirmative vote of the majority of the shares present in person or by proxy at the meeting and entitled to vote. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes do not affect the outcome. Abstentions will have the effect of votes against the proposal. Proxies solicited by management for which no specific direction is included will be voted “for” the proposal to approve the 2004 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE 2004 PLAN.

OTHER MATTERS

We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS

Irvine, California

September 15, 2004

APPENDIX A

ISTA PHARMACEUTICALS, INC.

a Delaware corporation

CHARTER

OF

THE NOMINATING COMMITTEE

OF THE BOARD OF DIRECTORS

PURPOSES

The purposes of the Nominating Committee of the Board of Directors of ISTA Pharmaceuticals, Inc., a Delaware corporation (the “Company”) shall be to assist the Board of Directors in fulfilling its responsibilities by:

•	Recommending corporate governance principles applicable to the Company;

•	Identifying, reviewing, and evaluating individuals qualified to become Board of Directors members;

•	Recommending director nominees for the Board of Directors and director nominees for each committee; and

•	Assisting the Board of Directors with executive development and succession matters.

In addition, the Nominating Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP

The Nominating Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of three (3) members of the Board of Directors. To the extent required by applicable regulatory requirements, all members of the Nominating Committee shall be independent directors, and shall satisfy the applicable NASDAQ listing standards for independence for members and any other applicable regulatory requirements.

RESPONSIBILITIES

To fulfill its responsibilities and duties hereunder, the Nominating Committee shall:

Corporate Governance

1. Develop a set of corporate governance principles applicable to the Company for Board of Director approval, and following such approval shall annually review the principles for continued compliance with best practices.

2. Review annually the Company’s charter documents, including but not limited to the Company’s stockholder rights plan and other anti-takeover provisions, and recommend to the Board of Directors such changes, if any, as the Nominating Committee deems advisable.

3. Review annually and update, as necessary, this Charter’s adequacy, and receive approval of any such changes from the Board of Directors.

4. Develop and implement, annually, a self-evaluation of its own performance.

5. Consistent with the foregoing, take such actions as it deems necessary to encourage continuous improvement of, and foster adherence to, the Company’s corporate governance policies, procedures, and practices at all levels and shall perform other corporate governance oversight functions as requested by the Board of Directors.

Nominating Functions

6. Actively seek individuals qualified to become directors of the Board of Directors and make recommendations to the Board of Directors regarding Board of Directors nominees, including an annual recommendation with respect to those individuals nominated for election at the Company’s annual meeting of stockholders. As part of this process, the Nominating Committee shall consult with Board of Directors members, the Chief Executive Officer, other members of management and others parties to evaluate the knowledge and skills which should be kept in mind in making nominations, including experience in business, finance, administration or healthcare, familiarity with the Company’s business and industry and, as applicable, specific expertise, including but not limited to such matters as clinical development, regulatory strategy or business development. The Nominating Committee shall also give consideration to candidates with appropriate non-business backgrounds, illustratively, with backgrounds in medicine, research, government or intellectual property.

7. Review annually and make recommendations to the Board of Directors concerning the membership and chairpersons of the Board of Directors committees, taking into account the special skills required for service on particular committees, past performance in Board of Directors and committee service, tenure and such other facts as the Nominating Committee shall deem appropriate.

8. Affirmatively determine that the requisite number of directors serving on committees of the Board of Directors, including this Nominating Committee, meet the applicable independence requirements contained in the NASDAQ listing standards.

9. In making its annual recommendations for the Board of Directors and Board of Directors committee nominees, consider the Board and Nominating Committee evaluations described below.

10. Periodically conduct studies of the size and composition of the Board of Directors, make recommendations to the Board of Directions as a result of such studies, and consider and make recommendations to the Board of Directors regarding comments from stockholders relating to Board of Directors composition.

Board of Directors Matters

11. Review and approve, to avoid redundancy or inconsistency, charters for all committees of the Board of Directors, which charters shall be submitted to the Board of Directors for final approval.

12. Develop a system for the Board of Directors and Board of Directors committee evaluation and shall annually review and appraise the performance of the Board of Directors and its committees, including the effectiveness of the Board of Directors’ and its committee’s meeting procedures, agendas, calendars and minutes.

13. Develop orientation materials for new directors and corporate governance related continuing education for all Board of Directors members.

14. Monitor, to insure that the Board of Directors, and its committees, are regularly conducting executive sessions, which are chaired by an independent director. The independent director shall be the “presiding director” for the purpose of conducting the executive session and shall, in addition to chairing the executive sessions, solicit from other independent directors prior to the meeting, an agenda of items which they wish to have discussed in executive session.

Executive Development and Succession

15. Review annually the effectiveness of executive officer development and succession processes and engage in succession planning for the Chief Executive Officer and other senior management positions.

16. Evaluate annually the performance of the Company’s Chief Executive Officer with respect to executive development and succession planning and provide this evaluation to the Compensation Committee for its use as part of its annual review of the overall performance of the Chief Executive Officer.

17. Recommend to the Board for its approval the hiring and the termination of any executive officer of the Company, including the Chief Executive Officer and the Chief Financial Officer.

General

18. Have the authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

19. If necessary, have the authority to institute special investigations deemed necessary for any reason and, if appropriate, hire special counsel or other experts to assist the Nominating Committee with respect to such investigation.

20. Have the authority to retain and terminate consultants as needed to conduct searches for new directors.

21. Have the authority to direct the payment of fees and costs of counsel, experts and/or other advisors retained by the Committee, which fees and costs shall be borne by the Company.

MEETINGS

The Nominating Committee will meet at least two times each year. The Nominating Committee may establish its own schedule and shall provide such schedule to the Board of Directors in advance. The Nominating Committee, as it may determine to be appropriate, may meet in separate executive sessions with other directors, the Chief Executive Officer and other company employees, agents or representatives invited by the Nominating Committee.

MINUTES

The Nominating Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS

The Nominating Committee will report to the Board of Directors at an appropriate time prior to preparation of the Company’s proxy statement for its annual meeting the Nominating Committee’s recommendations for director nominees at each annual meeting of stockholders.

The Nominating Committee will also annually report to the Board of Directors the results of: (1) an oversight review of the performance of the Board of Directors and its committees; (2) the Nominating Committee’s assessment of the Company’s corporate governance principles and implementation; and (3) an annual review by the Nominating Committee of its own performance.

The Nominating Committee will also provide additional reports to the Board of Directors as the Nominating Committee may determine to be appropriate in light of its purposes and functions.

COMPENSATION

Subject to any applicable regulatory requirements, members of the Nominating Committee shall receive such fees, if any, for their service as Nominating Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

EFFECTIVE DATE

This Charter of the Nominating Committee has been adopted by the Board of Directors and is effective as of February 5, 2004.

APPENDIX B

ISTA PHARMACEUTICALS, INC.

2004 PERFORMANCE INCENTIVE PLAN

This 2004 PERFORMANCE INCENTIVE PLAN (the “Plan”) is hereby established by ISTA Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and adopted by its Board of Directors as of June 10, 2004 (the “Effective Date”), subject to approval of the Plan by the Company’s stockholders.

ARTICLE 1

PURPOSES OF THE PLAN

1.1 Purposes. The purposes of the Plan are (a) to enhance the ability of the Company and its Affiliated Companies to attract and retain the services of officers, qualified employees, directors and outside consultants and service providers to the Company, upon whose judgment, initiative and efforts the successful conduct and development of the Company’s businesses largely depends, and (b) to provide additional incentives to such persons to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company that coincides with the financial interests of the Company’s stockholders.

ARTICLE 2

DEFINITIONS

For purposes of this Plan, the following terms shall have the meanings indicated:

2.1 Administrator. “Administrator” means the Board subject to the Board’s authority to delegate responsibility for any matter to the Committee or to another entity as set forth in Section 9.1 of the Plan.

2.2 Affiliated Company. “Affiliated Company” means any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

2.3 Award. “Award” means an Option, SAR, Restricted Share, Performance Share or Performance Unit issued to a Participant under the Plan.

2.4 Award Agreement. “Award Agreement” means an Option Agreement, SAR Agreement, Restricted Shares Issuance Agreement, Stock Purchase Agreement, Performance Share Agreement, or Performance Unit Agreement issued to a Participant pursuant to the Plan.

2.5 Board. “Board” means the Board of Directors of the Company.

2.6 Change in Control. “Change in Control” shall mean the occurrence of any of the following events:

(a) The approval by stockholders of the Company of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that any such merger or consolidation as a result of a Going Private Transaction (defined below) pursuant to Rule 13e-3 of the Securities Exchange Act of 1934 (the “Act”) shall not constitute a Change of Control;

(b) The approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets;

(c) Any “person” (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becoming the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; provided, however, that any such “person” becoming a “beneficial owner” of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities as a result of (A) a financing of the Company, or (B) an all cash tender offer by a private equity firm, venture capital firm or other financial buyer, as reasonably determined by the Company, shall not constitute a Change in Control; or

(d) A change in the composition of the Board, as a result of which less than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the date hereof or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those directors whose election or nomination was not in connection with any transactions described in subsections (i), (ii), or (iii) or in connection with an actual or threatened proxy contest relating to the election of directors of the Company; provided, however, that any such change in the composition of the Board as a result of a financing of the Company (as reasonably determined by the Company) shall not constitute a Change in Control.

2.7 Code. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.8 Committee. “Committee” means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 9.1 hereof.

2.9 Common Stock. “Common Stock” means the Common Stock of the Company, $.001 par value, subject to adjustment pursuant to Section 4.3 hereof.

2.10 Consultant. “Consultant” means any consultant or advisor if: (i) the consultant or advisor renders bona fide services to the Company or any Affiliated Company; (ii) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or advisor is a natural person who has contracted directly with the Company or any Affiliated Company to render such services.

2.11 Disability. “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator’s determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

2.12 DRO. “DRO” means a domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

2.13 Employee. “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or any Affiliated Company.

2.14 Effective Date. “Effective Date” means the date on which the Plan is adopted by the Board, as set forth on the first page hereof.

2.15 Exchange Act. “Exchange Act” means the Securities and Exchange Act of 1934, as amended.

2.16 Exercise Price. “Exercise Price” means (i) the purchase price per share of Common Stock payable upon exercise of an Option, or (ii) the value assigned to an SAR as designated by the Administrator at the time such SAR is granted.

2.17 Fair Market Value. “Fair Market Value” on any given date means the value of one share of Common Stock, determined as follows:

(a) If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day for which a closing sale price is reported.

(b) If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

(c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

2.18 Incentive Option. “Incentive Option” means any Option so designated by the Administrator and intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.

2.19 Incentive Option Agreement. “Incentive Option Agreement” means an Option Agreement with respect to an Incentive Option.

2.20 NASD Dealer. “NASD Dealer” means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

2.21 Nonqualified Option. “Nonqualified Option” means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Stockholder or because it exceeds the annual limit provided for in Section 5.6 below, it shall to that extent constitute a Nonqualified Option.

2.22 Nonqualified Option Agreement. “Nonqualified Option Agreement” means an Option Agreement with respect to a Nonqualified Option.

2.23 Option. “Option” means any option to purchase Common Stock granted pursuant to the Plan.

2.24 Option Agreement. “Option Agreement” means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.

2.25 Optionee. “Optionee” means a Participant who holds an Option.

2.26 Non-employee Director. “Non-employee Director” shall have the meaning given in Section 5.10 below.

2.27 Participant. “Participant” means an individual or entity that holds an Award under the Plan.

2.28 Performance Goal. “Performance Goal” means

(a) Earnings before interest, taxes, depreciation and amortization as reported by the Company in its SEC filings (“EBITDA”);

(b) Earnings per common share on a fully diluted basis determined by dividing net earnings, less dividends on preferred stock of the Company by the weighted average number of common shares and common shares equivalents outstanding (“EPS”);

(c) Consolidated net income of the Company (less preferred dividends) divided by the average consolidated common shareholders equity (“ROE”);

(d) cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by Committee at the time an Award is granted (“Cash Flow”);

(e) Cash postings less cost of sales, operating expenses (net of bad debt) and capital expenditures (“Free Cash Flow”);

(f) Sales growth;

(g) Cost containment or reduction;

(h) The change in market price of the Company’s common stock (as quoted in the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by the beginning quoted market price, all of which adjusted for any changes in equity structure, including without limitation stock splits and stock dividends (“Total Stockholder Return”); or

(i) Advancement of the Company’s strategic plan to a commercial stage company including, without limitation, such criteria as the development and regulatory approval of the company’s products and the commercialization of these products.

“Performance Goals” means any one or more thereof.

2.29 Performance Share. A “Performance Share” award is a grant of a right to receive shares of Common Stock which is contingent on the achievement of performance or other objectives during a specified period and is issued by the Administrator pursuant to Article 8 of the Plan.

2.30 Performance Unit. A “Performance Unit” award is a grant of a right to receive a designated dollar value amount equal to the Fair Market Value of a designated number of shares of Common Stock which is contingent on the achievement of performance or other objectives during a specified period and is issued by the Administrator pursuant to Article 8 of the Plan.

2.31 Purchase Price. “Purchase Price” means the purchase price per Restricted Share.

2.32 Restricted Shares. “Restricted Shares” means shares of Common Stock issued pursuant to Article 7 hereof, subject to any restrictions and conditions as are established pursuant to such Article 7.

2.33 Restricted Shares Issuance Agreement. “Restricted Shares Issuance Agreement” means the written agreement entered into between the Company and a Participant with respect to the issuance of Restricted Shares under the Plan.

2.34 Rule 16b-3 Covered Person. “Rule 16b-3 Covered Person” means any key Employee or any Non-employee Director designated by the Administrator with respect to which any transaction involving Common Stock may be eligible for the exemption from Section 16(b) of the Exchange Act set forth in Rule 16b-3

2.35 Section 162(m) Covered Employee. “Section 162(m) Covered Employee” means (i) the chief executive officer of the Company and the four (4) other individuals that are the highest compensated officers of the Company for the relevant taxable year of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act and (ii) any other key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

2.36 Service Provider. “Service Provider” means a Consultant, employee, non-employee Director of the Company or other natural person the Administrator authorizes to become a Participant in the Plan and who provides services to (i) the Company, (ii) an Affiliated Company, or (iii) any other business venture designated by the Administrator in which the Company (or any entity that is a successor to the Company) or an Affiliated Company has a significant ownership interest.

2.37 SAR. “SAR” means a stock appreciation right that entitles the Participant to receive, in cash or Common Stock, value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise; over (b) an Exercise Price established by the Administrator at the time of grant.

2.38 Stock Purchase Agreement. “Stock Purchase Agreement” means the written agreement entered into between the Company and a Participant with respect to the purchase of Restricted Shares under the Plan.

2.39 10% Stockholder. “10% Stockholder” means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

ARTICLE 3

ELIGIBILITY

3.1 Incentive Options. Only employees of the Company or of an Affiliated Company (including officers of the Company and members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

3.2 Nonqualified Options and Restricted Shares. Employees of the Company or of an Affiliated Company, officers of the Company and members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options or acquire Restricted Shares

3.3 Performance Shares and Performance Units. Employees of the Company or of an Affiliated Company, officers of the Company and members of the Board (whether or not employed by the Company or an Affiliated Company) are eligible to receive Performance Shares and Performance Units described in Section 8.2 of the Plan.

3.4 Section 162(m) Limitation. Subject to the provisions of Section 4.2, the aggregate number of shares of Common Stock with respect to which Options and SARs may be granted to any Employee shall not exceed 400,000 shares of Common Stock during any calendar year. Notwithstanding the foregoing, in connection with his or her initial service to the Company, the aggregate number of shares of Common stock with respect to which Options and SARs may be granted to any Employee shall not exceed 800,000 shares of Common Stock during the calendar year which includes such individual’s initial service to the Company.

3.5 Restrictions. Notwithstanding Sections 3.1 and 3.2 above or any other provision of this Plan to the contrary, no employee, director, Consultant or officer of the Company or any Affiliated Company shall be eligible to receive an Award, or any right to receive the same, pursuant to this Plan unless and until this Plan has been approved by a majority of the shares present and entitled to vote at a meeting of the Company’s stockholders.

ARTICLE 4

GRANTING OF AWARDS

4.1 Shares Subject to the Plan. The shares of stock available as a basis for Awards shall be Common Stock. Such shares may be issued from either previously authorized but unissued shares or treasury shares, subject to adjustment as to the number and kind of shares pursuant to Section 4.3 hereof. A total of 2,053,107 shares of Common Stock may be issued under the Plan (which includes the shares of Common Stock available for future issuance under the Company’s 2000 Stock Plan, as amended (the “2000 Plan”) as of the date of approval of the Plan by the Company’s stockholders, as well as any shares of Common Stock returned to the 2000 Plan). For purposes of this limitation, in the event that (a) all or any portion of any Award granted or offered under the Plan can no longer under any circumstances be exercised or purchased, or (b) any shares of Common Stock are reacquired by the Company which were initially the subject of an Incentive Option Agreement, Nonqualified Option Agreement, Restricted Shares Issuance Agreement or Stock Purchase Agreement, the shares of Common Stock allocable to the unexercised portion of such Option, Stock Purchase Agreement, or such Restricted Shares Issuance Agreement, or the shares so reacquired, shall again be available for grant or issuance under the Plan. Shares of Common Stock which are withheld in order to satisfy federal, state or local tax liability (to the extent permitted by the Administrator) shall not count against the above limit and shall again become available for grant or issuance under the Plan. To the extent required by Section 162(m) of the Code, shares issuable upon any Award that are canceled continue to count against the total Award limit set forth above. Additionally, only the number of shares of Common Stock actually issued upon exercise of a Stock Appreciation Right shall count against the above limit, and any shares which were designated to be used for such purposes and were not in fact so used shall again become available for grant or issuance under the Plan.

4.2 Additional Limitations. Subject to Section 4.3 hereof, the following additional maximums are imposed under the Plan:

(a) The maximum number of shares of Common Stock that may be issued pursuant to Options that are intended to be Incentive Stock Options shall be 1,853,107 shares.

(b) The maximum number of shares of Common Stock that may be issued as Restricted Stock shall be 200,000 shares.

(c) Notwithstanding any other provision of the Plan, in no event shall grants to any Participant of Restricted Shares under Article 7 of this Plan or Performance Shares under Section 8.2 of this Plan relate to more than the 400,000 shares of Common Stock during any calendar year or, with respect to Performance Units under Section 8.2, in no event shall such grants exceed the fair market value of 400,000 shares of Common Stock determined on the date of grant. Notwithstanding the foregoing, in connection with his or her initial service to the Company, during the calendar year that includes such Employee’s initial service to the Company, in no event shall grants to an any Participant of such Restricted Shares or Performance Shares exceed 800,000 shares of Common Stock, or, with respect to Performance Units, in no event shall such grants exceed the fair market value of 800,000 shares of Common Stock determined on the date of grant.

4.3 Changes in Capital Structure. In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, reverse stock split, combination of shares, reclassification, stock dividend, or other similar change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares issuable thereafter under this Plan, the number and kind of shares and the price per share subject to outstanding Award Agreements and the limit on the number of shares under Section 3.3 above, all in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

4.4 Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C)

of the Code set forth in Section 8.3 of the Plan shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.5 Section 162(m) Covered Employees.

(a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

(b) Notwithstanding any other provision of the Plan or any Award that is granted to a Section 162(m) Covered Employee and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or ruling issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirement(s.)

4.6 Rule 16b-3 Covered Persons. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to a Rule 16b-3 Covered Person shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule(s).

ARTICLE 5

OPTIONS

5.1 Option Agreement. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement that shall specify the number of shares subject thereto, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable, including, without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to an Option Agreement. Each Option Agreement may be different from each other Option Agreement.

5.2 Exercise Price. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following: (a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted, (b) the Exercise Price for Nonqualified Options granted to Section 162(m) Covered Employees shall not be less than 100% of Fair Market Value on such date, and (c) if the person to whom an Incentive Option is granted is a 10% Stockholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Option is granted. However, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424 of the Code.

5.3 Payment of Exercise Price. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock acquired pursuant to the exercise of an Option (provided that shares acquired pursuant to the exercise of options granted by the Company must have been held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the waiver of compensation due or accrued to the Optionee for services rendered; (e) a “same day sale” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (f) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law, including the Sarbanes-Oxley Act of 2002, as amended.

5.4 Term and Termination of Options. The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Stockholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

5.5 Vesting and Exercise of Options. Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified Performance Goal(s), as shall be determined by the Administrator.

5.6 Annual Limit on Incentive Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock, with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year, shall not exceed $100,000.

5.7 Nontransferability of Options. Except as otherwise provided by the Administrator in an Option Agreement and as permissible under applicable law, no Option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee unless it has been disposed of with the consent of the Administrator (which consent may be withheld in the Administrator’s sole and absolute discretion) pursuant to a DRO.

5.8 Rights as Stockholder. An Optionee or permitted transferee of an Option shall have no rights or privileges as a stockholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

5.9 Unvested Shares. The Administrator shall have the discretion to grant Options which are exercisable for unvested shares of Common Stock. Should the Optionee cease being an employee, a Service Provider, an officer, director or Consultant of the Company while owning such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Administrator and set forth in the document evidencing such repurchase right.

ARTICLE 6

STOCK APPRECIATION RIGHTS (“SARs”)

6.1 Issuance of SARs. The Administrator shall have the right to issue SARs, subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment.

6.2 SAR Agreements. Each SAR shall be issued pursuant to an SAR Agreement. Each SAR Agreement may be different from each other SAR Agreement.

6.3 Exercise Price. The Exercise Price of each SAR shall be established by the Administrator or shall be determined by a method established by the Administrator at the time the SAR is granted; except that the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant.

6.4 Restrictions on Awards. Each SAR Award shall be subject to such conditions, restrictions and contingencies as the Administrator shall determine.

6.5 Exercise. SARs shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Administrator, pursuant to the SAR Agreement.

ARTICLE 7

RESTRICTED SHARES

7.1 Issuance and Sale of Restricted Shares. The Administrator shall have the right to grant Restricted Shares subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Share Awards”). Such conditions shall include the Purchase Price to be paid by the grantee for such an Award, if any (but not less than the minimum lawful amount under applicable state law). Such conditions may also include, but are not limited to, continued employment or the achievement of specified Performance Goal(s). Notwithstanding the foregoing, the Administrator, in its discretion, may issue Restricted Shares to Participants with no Purchase Price.

7.2 Restricted Shares Purchase Agreements. A Participant shall have no rights with respect to the Restricted Shares covered by a Stock Purchase Agreement until the Participant has paid the full Purchase Price (if applicable) to the Company in the manner set forth in Section 7.3 hereof and has executed and delivered to the Company the Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Shares, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

7.3 Payment of Purchase Price. Subject to any legal restrictions, payment of the Purchase Price, if any, may be made, in the discretion of the Administrator, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Participant that have been held by the Participant for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes, which surrendered shares shall be valued at Fair Market Value as of the date of such acceptance; (d) the waiver of compensation due or accrued to the Participant for services rendered; or (e) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law, including the Sarbanes-Oxley Act of 2002, as amended.

7.4 Rights as a Stockholder. Upon complying with the provisions of Section 7.2 hereof, a Participant shall have the rights of a stockholder with respect to the Restricted Shares purchased pursuant to a Stock Purchase Agreement, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in such Stock Purchase Agreement. Unless the Administrator shall determine otherwise, certificates evidencing Restricted Shares shall remain in the possession of the Company until such shares have vested in accordance with the terms of the Stock Purchase Agreement.

7.5 Restrictions. Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement. In the event of termination of a Participant’s employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Stock Purchase Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable at the discretion of the Administrator, to repurchase, at the original Purchase Price, any Restricted Shares which have not vested as of the date of termination. Notwithstanding the foregoing, Restricted Share Awards may be transferred, with the consent of the Administrator, pursuant to a DRO (which consent may be withheld in the Administrator’s sole and absolute discretion).

7.6 Vesting of Restricted Shares. Subject to Section 7.5 above, the Stock Purchase Agreement shall specify the date or dates, the Performance Goal(s) that must be achieved, and any other conditions on which the Restricted Shares may vest.

ARTICLE 8

PERFORMANCE SHARES AND PERFORMANCE UNITS

8.1 Issuance of Performance Shares and Performance Units. The Administrator may, in its sole and absolute discretion, grant Performance Shares and Performance Units (collectively, “Performance Award” or “Performance Awards”) to Employees and Non-Employee Directors based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award.

8.2 Performance Share and Performance Unit Agreements.

(a) Performance Shares shall be issued pursuant to Performance Share Issuance Agreements and Performance Units shall be issued pursuant to Performance Unit Issuance Agreements (collectively, “Performance Award Agreement” or “Performance Award Agreements”). Any Performance Award Agreement may be different from any other Performance Award Agreement. Notwithstanding the foregoing, each Performance Award Agreement shall specify the maximum number of shares of Common Stock (if any) that may become issuable, the Purchase Price (but not less than the lawful minimum consideration) to be paid by the grantee for any such shares, the duration of the Performance Award and the conditions upon which delivery of any shares or cash to the Employee or Non-employee Director shall be based.

(b) The amount of shares or cash or other property that may be deliverable pursuant to such Performance Award shall be based upon the degree of attainment over a specified period (a “Performance Cycle”) as may be established by the Administrator of such measure(s) of the performance of the Company (or any unit thereof) or the Employee or Non-employee Director as may be established by the Administrator. The Administrator may apply for full or partial credit, prior to completion of such Performance Cycle or the attainment of the Performance Goal(s) specified in the Performance Award Agreement, in the event of the Participant’s death or Total Disability, a Change in Control or in such other circumstances as the Administrator may determine consistent with Section 9.1.

8.3 Special Performance-Based Awards.

(a) Without limiting the foregoing, and in addition to Options and SARs granted under other provisions of this Plan that are intended to satisfy the exception for “qualified performance-based compensation” under Section 162(m) of the Code (hereinafter, “Qualified Options” and “Qualified SARs” respectively), other Awards intended to constitute qualified performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code and the regulations thereunder, whether in the form of Performance Shares or Performance Units (“Qualified Performance-Based Awards”), the vesting or exercisability of which depends on the degree of achievement of the Performance Goal(s) specified in the applicable Performance Award Agreement, may be granted under this Plan by the Committee.

(b) Qualified Options, Qualified SARs and Qualified Performance-Based Awards must satisfy the following:

(i) Eligible Class. All Section 162(m) Covered Employees.

(ii) Maximum Performance-Based Award. Notwithstanding any other provision of the Plan, in no event shall grants in any calendar year to an eligible Employee under this Section 8.3 relate to more than the 400,000 shares of Common Stock during any calendar year or, with respect to Performance Units, in no event shall such grants exceed the fair market value of 400,000 shares of Common Stock determined on the date of grant. Notwithstanding the foregoing, in connection with his or her initial service to the Company, during the calendar year that includes such Employee’s initial service to the Company, in no event shall grants to an eligible Employee under this Section 8.3 exceed 800,000 shares of Common Stock, or, with respect to Performance Units, in no event shall such grants exceed the fair market value of 800,000 shares of Common Stock determined on the date of grant. Awards that are cancelled during the year shall be counted against these limits to the extent required under Section 162(m) of the Code.

(c) In addition to the requirements specified in subsection (b) of this Section 8.3, Qualified Performance-Based Awards must satisfy the following:

(i) The specific Performance Goal(s) for Qualified Performance-Based Awards granted under this Section 8.3 shall be, on an absolute or relative basis, one or more Performance Goal(s), as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Performance Award Agreement the specific performance target(s) that must be attained before the compensation under the Qualified Performance-Based Award becomes payable. The specific targets shall be determined within a time period permitted by Section 162(m) of the Code and the regulations thereunder so that such targets are considered to be pre-established and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one (1) or more than ten (10) years.

(ii) Committee Certification. Before any Qualified Performance-Based Award under this Section 8.3 is paid, the Committee must certify in writing that the Performance Goal(s) and any other material terms of the Qualified Performance-Based Award Agreement have been satisfied; provided, however, that a Qualified Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal(s) in the event of a Change in Control.

(iii) Terms and Conditions of Qualified Performance-Based Awards. The Committee shall have the sole discretion to determine the restrictions or other limitations of such Award and reserves the right to reduce Awards, payouts or vesting or to pay no Awards.

ARTICLE 9

ADMINISTRATION OF THE PLAN

9.1 Administrator. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to one or more Committees. Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. Without limiting the foregoing, the Board may limit the composition of the Committee to those persons necessary to comply with the requirements of Section 162(m) of the Code and the regulations promulgated thereunder, and Section 16 of the Exchange Act and SEC Rule 16b-3. As used herein, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee. Notwithstanding the foregoing, the Administrator may delegate, to one or more officers of the Company, its powers under Section 9.2 of the Plan below, to the extent permitted by Section 157(c) of the Delaware General Corporation Law and any other applicable law.

9.2 Powers of the Administrator. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Awards shall be granted, the number of shares to be represented by each Option, SAR and Performance Unit, the number of Restricted Shares to be offered, the number of shares offered as Performance Shares, and the consideration to be received by the Company upon the exercise of such Options or sale of such Restricted Shares; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Award Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant’s rights under any Award Agreement under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement; (g) to accelerate the vesting of any Option or release or waive any repurchase rights of the Company with respect to Restricted Shares; (h) to extend the exercise date of any Option or acceptance date of any Restricted Shares; (i) to provide for rights of first refusal and/or repurchase rights; (j) to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have included in the original Award Agreement or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants. In making any determination or in taking or not taking any action under the Plan, the Administrator may obtain and rely upon the advice of experts, including advisors to the Company.

9.3 Limitation on Liability. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Plan.

ARTICLE 10

CHANGE IN CONTROL

10.1 Change in Control. In order to preserve a Participant’s rights in the event of a Change in Control of the Company:

(a) The Administrator shall have the discretion to provide in each Award Agreement the terms and conditions that relate to (i) vesting of such Award in the event of a Change in Control, and (ii) assumption of such Awards or issuance of comparable securities under an incentive program in the event of a Change in Control. The aforementioned terms and conditions may vary in each Award Agreement.

(b) If the terms of an outstanding Option Agreement provide for accelerated vesting in the event of a Change in Control, or to the extent that an Option is vested and not yet exercised, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option for an amount of cash or other property having a value equal to the difference (or “spread”) between: (x) the value of the cash or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and (y) the Exercise Price of the Option.

(c) Outstanding Options shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction.

(d) The Administrator shall cause written notice of a proposed Change in Control transaction to be given to Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

ARTICLE 11

AMENDMENT AND TERMINATION OF THE PLAN

11.1 Amendments. Subject to applicable law, including NASD stockholder approval requirements, the Board may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Award Agreement without such Participant’s consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

11.2 Plan Termination. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Awards may be granted under the Plan thereafter, but Award Agreements then outstanding shall continue in effect in accordance with their respective terms.

ARTICLE 12

TAX WITHHOLDING

12.1 Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company in cash, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options exercised, any Restricted Shares issued, or any other Award issued under the Plan. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, in an amount determined on the basis of the lowest rate of withholding applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or as a result of the purchase of or lapse of restrictions on Restricted Shares, or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant’s tax withholding obligation shall be valued at their Fair Market Value as of the date of withholding based on the minimum statutory withholding rates for federal and state income tax and payroll tax purposes that are applicable to such supplemental taxable income.

ARTICLE 13

MISCELLANEOUS

13.1 Repricings Not Permitted. Notwithstanding anything herein to the contrary, the Administrator shall not have the authority to cause an adjustment to the Exercise Price of any outstanding Options or SARs (a “Repricing”), unless such Repricing is approved by a majority of the Company’s stockholders entitled to vote on such matter.

13.2 Benefits Not Alienable. For so long as it is subject to any restrictions pursuant to this Plan or an Award Agreement, no Award or interest or right therein or part thereof shall be liable for the debts, contracts, or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment, or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment, or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Plan shall prevent transfers by will or by the applicable laws of descent and distribution.

13.3 No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to interfere the right of the Company or any Affiliated Company to discharge any Participant at any time.

13.4 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Stock Purchase Agreements, except as otherwise provided herein, will be used for general corporate purposes.

13.5 Annual Reports. During the term of this Plan, the Company will furnish to each Optionee who does not otherwise receive such materials, copies of all reports, proxy statements and other communications that the Company distributes generally to its stockholders.

PROXY

ISTA PHARMACEUTICALS, INC.

Proxy Solicited by the Board Of Directors

Annual Meeting of the Stockholders - October 20, 2004

The undersigned hereby nominates, constitutes and appoints Vicente Anido, Jr., Ph.D. and Lauren P. Silvernail, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of ISTA PHARMACEUTICALS, INC. which the undersigned is entitled to represent and vote at the 2004 Annual Meeting of Stockholders of the Company to be held at ISTA’s headquarters located at 15279 Alton Parkway, Suite 100, Irvine, California 92618 on October 20, 2004, at 2:00 p.m., and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1, 2 and 3

1.	Election of Directors

☐ FOR	☐ WITHHOLD AUTHORITY
all nominees listed below (except as marked to the contrary below)	to vote for all nominees listed below

Election of the following nominees as directors:

Peter Barton Hutt, Benjamin F. McGraw III and Liza Page Nelson

(Instructions: To withhold authority to vote for any nominee, print that nominee’s name in the space provided below.)

2.	Ratification of Ernst & Young LLP as independent auditors:

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Approve the Company’s 2004 Performance Incentive Plan:

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.

IMPORTANT—PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

1

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY, AND “FOR” PROPOSALS 2 AND 3.

Date                      , 2004

(Signature of stockholder)
Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN

AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

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